SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:     January 18, 2005

DUPONT PHOTOMASKS, INC.

(Exact name of registrant as specified in its charter)

000-20839
(Commission File Number)

Delaware	74-2238819
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

131 OLD SETTLERS BLVD.
ROUND ROCK, TEXAS  78664

(Address of principal executive offices, with zip code)

(512) 310-6500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 18, 2005, DuPont Photomasks, Inc., a Delaware corporation (“DPI”), announced its revenue estimate for the second quarter of fiscal 2005, which ended on December 31, 2004.  A copy of DPI’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.05.  Costs Associated with Exit or Disposal Activities

On January 18, 2005, DPI announced that as part of a consolidation plan designed to reduce costs and improve capital productivity, operations in its trailing-edge photomask production facility in Kokomo, Indiana, will begin to ramp down immediately.  A copy of DPI’s press release announcing the closure is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press release dated January 18, 2005 by DuPont Photomasks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: January 18, 2005	/s/ James W. Boeckman
James W. Boeckman
Executive Vice President, General Counsel and Secretary

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 18, 2005